Acquisition of Joaquin Mineral Interests (Joaquin Project - Argentina [Member], USD $) (Detail) (Joaquin Project - Argentina [Member], USD $) In Thousands, unless otherwise specified	Dec. 21, 2012
Joaquin Project - Argentina [Member]
Fair value of assets acquired
Cash	$ 42
Other current assets	353
Mineral interests (Note 13)	93,429
Other assets	20
Total assets acquired	$ 93,844